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                                                                   EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Number 333-68929 of Staff Leasing, Inc. on Form S-8 of our report dated February 19, 1999, appearing in this Annual Report on Form 10-K of Staff Leasing, Inc. for the year ended December 31, 1998.


Deloitte & Touche, LLP

Stamford, Connecticut
March 24, 1999